                                                                      EXHIBIT 24


                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand this 18th day of March, 1996.



                                       SIGNATURE:  /s/ KEITH W. HUGHES
                                                 -------------------------------
                                                   Keith W. Hughes

                                       OFFICE:  Chairman of the Board, Principal
                                                Executive Officer and Director

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand this 18th day of March, 1996.



                      SIGNATURE:  /s/ ROY A. GUTHRIE
                                -------------------------------
                                  Roy A. Guthrie

                      OFFICE:  Executive Vice President,
                               Comptroller, Principal Accounting
                               Officer, Principal Financial Officer
                               and Director

                              POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand this 18th day of March, 1996.



                                       SIGNATURE:  /s/ HAROLD D. MARSHALL
                                                 -------------------------------
                                                   Harold D. Marshall

                                       OFFICE:     Director

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, TIMOTHY M. HAYES, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand this 18th day of March, 1996.


                                       SIGNATURE:  /s/ JOSEPH M. MCQUILLAN
                                                 -------------------------------
                                                   Joseph M. McQuillan

                                       OFFICE:  Director